SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)            SEPTEMBER 30, 1998



                    WASHINGTON REAL ESTATE INVESTMENT TRUST
             (Exact name of registrant as specified in its charter)



      Maryland                        1-6622                53-0261100
(State or other jurisdiction of     (Commission File      (IRS Employer
  incorporation)                     Number)              Identification Number)



      6110 Executive Boulevard, Rockville, Maryland                  20852
      (Address of principal executive offices)                    (Zip Code)



     Registrant's telephone number, including area code    (301) 984-9400

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      During the period from January 1, 1998 to September 30, 1998, Washington Real Estate Investment Trust ("WRIT") or its subsidiaries purchased four real estate properties, which, individually are insignificant as defined in Regulation S-X, but in the aggregate, constitute a "significant amount of assets" as defined in Regulation S-X. When acquisitions are individually insignificant but significant in the aggregate, Regulation S-X requires the presentation of audited financial statements for assets comprising a substantial majority of the individually insignificant properties. WRIT's 1998 real estate asset purchases first exceeded the minimum level of significance upon the September 30, 1998 purchase of an office property located in Vienna, Virginia. This therefore requires reporting on Form 8-K.

      On May 22, 1998, WRIT and WRIT-NVIP LLC, a 93% owned subsidiary of WRIT, purchased Northern Virginia Industrial Park ("NVIP" or the "Property"), a 790,000 square foot industrial distribution center located in Lorton, Virginia from CAMM L.L.C. and Maywood Building Corporation, for a contract purchase price of $30,350,000. Approximately $7.6 million of the contract purchase price was provided by WRIT's March 1998 sale of Shirley-395 Business Center. The balance of the contract purchase price was paid out of a portion of the proceeds from WRIT's February 1998 Medium Term Note offering. On the date of acquisition, NVIP was 83% leased. NVIP constitutes a "substantial majority" of the assets acquired by WRIT during 1998 as defined in Regulation S-X.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired

            The acquisition on May 22, 1998 of NVIP combined with WRIT's other 1998 acquisitions constitutes the acquisition of a "significant amount of assets" as defined in Regulation S-X. The following financial statements, for assets constituting a substantial majority of such assets acquired by WRIT, are filed as an exhibit hereto:

            1. Northern Virginia Industrial Park - Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 1997.

            In acquiring NVIP, WRIT evaluated among other things, sources of revenue (including but not limited to, competition in the rental market, comparative rents and occupancy rates) and expenses (including but not limited to, utility rates, ad valorem tax rates, maintenance expenses and anticipated capital expenditures). After reasonable inquiry, management is not aware of any material factors affecting the Property, other than those referred to above, that would cause the reported financial information not to be indicative of the Property's future operating results.

      (b)   Pro Forma Financial Information

            The following pro forma financial statements for a substantial majority of the assets acquired by WRIT in 1998 (as defined in Regulation S-X) are filed as an exhibit hereto:

            1. WRIT Unaudited Pro Forma Condensed and Consolidated Statements of Operations for the year ended December 31,1997 and the six months ended June 30, 1998.

            A pro forma balance sheet as of June 30, 1998 is not presented because the purchase of NVIP was reflected in WRIT's balance sheet as of June 30, 1998 filed in connection with WRIT's Form 10-Q on August 14, 1998.

      (c)   Exhibits

            23.   Consent of Auditors

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    WASHINGTON REAL ESTATE INVESTMENT TRUST
                    _______________________________________
                                  (Registrant)




                  By:   /s/ Laura M. Franklin
                      _____________________________________
                                   (Signature)

                        Laura M. Franklin
                        Vice President
                        Chief Accounting Officer &
                        Corporate Secretary



      October 15, 1998
      ________________
            (Date)

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 1997 AND THE SIX MONTHS ENDED JUNE 30, 1998
                    (in thousands, except per share amounts)

          The pro forma statements of operations for the year ended December 31, 1997 and for the six months ended June 30, 1998 present combined financial information as if the acquisition of the Property had taken place as of January 1, 1997.

          WRIT purchased Northern Virginia Industrial Park on May 22, 1998.

          The pro forma statement of operations shows earnings in the amount of $31,660 and $23,413 for the year ended December 31, 1997 and the six months ended June 30, 1998, respectively, after giving effect to certain pro forma adjustments required to reflect the operating results as if NVIP had been acquired on January 1, 1997.


            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                    (in thousands, except per share amounts)

                                                                     PRO
                                                                    FORMA           PRO
                               REGISTRANT           NVIP            ADJ'S           FORMA
                               ----------           ----            -----           -----
Real estate revenue              $79,429           $3,147        $          -        $82,576
Real estate expenses             (25,459)            (644)    (1)       (126)        (26,229)
                               -----------         -------       -------------       --------

                                  53,970            2,503               (126)         56,347
Depreciation                     (10,911)                     (2)       (853)        (11,764)
                               -----------         -------       -------------       --------

Income from real estate           43,059            2,503               (979)         44,583

Other income (expense)
  Investment income                1,011               -                  -            1,011
  Interest expense                (9,691)              -                  -           (9,691)
  General and administrative      (4,243)              -                  -           (4,243)
                               -----------         -------       -------------       --------
Net income                       $30,136           $2,503              ($979)        $31,660
                               ===========         =======       =============       ========

Net income per share (3)           $0.90                                               $0.95



        (1) Property management fees based on rate schedule paid by Registrant.

        (2) Depreciation over 30 years, based upon the portion of the puchase price allocated to building and improvements.

        (3) There is no difference between basic and diluted earnings per share.

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                    (in thousands, except per share amounts)

                                                                            PRO
                                                                           FORMA           PRO
                                      REGISTRANT           NVIP            ADJ'S           FORMA
                                      ----------           ----            -----           -----
Real estate revenue                     $49,914           $1,422        $    -              $51,336
Real estate expenses                    (14,942)            (394)    (1)        (57)        (15,393)
                                      -----------         -------       -------------       --------

                                         34,972            1,028                (57)         35,943
Depreciation                             (7,383)              -      (2)       (427)         (7,810)
                                      -----------         -------       -------------       --------

Income from real estate                  27,589            1,028               (484)         28,133

Other income (expense)
  Investment income                         547               -              -                  547
  Interest expense                       (8,015)              -              -               (8,015)
  General and administrative             (3,178)              -              -               (3,178)
  Gain on sale of real estate             5,926               -              -                5,926
                                      -----------         -------       -------------       --------

Net income                              $22,869           $1,028              ($484)        $23,413
                                      ===========         =======       =============       ========

Net income per share (3)                  $0.64                                               $0.66

        (1) Property management fees based on rate schedule paid by Registrant.

        (2) Depreciation over 30 years, based upon the portion of the puchase price allocated to building and improvements.

        (3) There is no difference between basic and diluted earnings per share.

                          Independent Auditors' Report



To the Board of Trustees of
Washington Real Estate Investment Trust


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Northern Virginia Industrial Park ("Historical Summary") for the year ended December 31, 1997. This Historical Summary is the responsibility of the Park's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Park's revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in
Note 2 of Northern Virginia Industrial Park for the year ended December 31, 1997, in conformity with generally accepted accounting principles.





STOY, MALONE & COMPANY, P.C.


Bethesda, Maryland
September 30, 1998

                       NORTHERN VIRGINIA INDUSTRIAL PARK

                     HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES

                          Year Ended December 31, 1997


Gross income - base rents                                          $ 3,147,039
                                                                   ===========

Direct operating expenses:
   Real estate taxes                                                 $ 431,270
   Repairs and maintenance                                             157,346
   Insurance                                                            26,625
   Trash                                                                18,083
   Utilities                                                            10,400
                                                                     ---------

        Total direct operating expenses                              $ 643,724
                                                                     =========



The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an integral part of this summary.

                       NORTHERN VIRGINIA INDUSTRIAL PARK

                NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES


NOTE 1 - NATURE OF BUSINESS:

Northern Virginia Industrial Park consists of fourteen industrial warehouses located in Lorton, Virginia, containing approximately 790,000 rentable square feet. The operations of Northern Virginia Industrial Park consist of leasing industrial warehouse space to various tenants.

All leases are classified as operating leases and expire at various dates prior to 2004. The following is a schedule by years of future minimum rents receivable on noncancelable operating leases in effect as of December 31, 1997.


     1998                              $3,030,187
     1999                               2,410,039
     2000                               1,726,373
     2001                               1,147,642
     2002                                 870,686
     Thereafter                           167,341

During the year ended December 31, 1997, one tenant accounted for approximately 12% of the total base rents.

NOTE 2 - BASIS OF PRESENTATION:

Washington Real Estate Investment Trust purchased Northern Virginia Industrial Park in May 1998. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of Northern Virginia Industrial Park, exclusive of the following expenses which may not be comparable to the proposed future operations:

     (a)  Interest expense on existing mortgages and borrowings
     (b)  Depreciation of property and equipment
     (c)  Management and leasing fees
     (d)  Certain corporate expenses
     (e)  Provisions for income taxes

                          INDEPENDENT AUDITORS' CONSENT






We consent to the use in this Form 8-K of Washington Real Estate Investment Trust ("WRIT") of our report dated September 30, 1998, relating to the audited historical summary of gross income and direct operating expenses of Northern Virginia Industrial Park, for the year ended December 31, 1997. We also consent to the incorporation by reference of our report in WRIT's Form S-3 Number 333-23157 dated March 12, 1997, in WRIT's Forms S-8 Number 33-63671 dated October 25, 1995, post effectively amended July 25, 1996 and Number 333-48081 dated March 17, 1998, and in WRIT's Form S-4 Number 333-48293 dated March 20, 1998.




STOY, MALONE & COMPANY, P.C.


Bethesda, Maryland
October 14, 1998